UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)-

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 14a-12

PARK CITY GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PARK CITY GROUP, INC.

5282 South Commerce Drive, Suite D292

Murray, Utah 84107

(435) 645-2000

October 3, 2023

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Park City Group, Inc. (the “Company”, “we”, “us” and “our”), you are invited to attend the Company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting” or “Meeting”). The Meeting will be held at our corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah on November 20, 2023 at 9:00 A.M., Mountain Time.

Details of the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, and in the accompanying proxy statement (the “Proxy Statement”). We have also made available a copy of our Annual Report on Form 10-K for the year ended June 30, 2023 (the “Annual Report”) with the Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we have elected to provide access to our proxy materials over the Internet, rather than mailing paper copies. Our management team believes that providing our proxy materials over the Internet increases the ability of our shareholders to access the information they need, while lowering the costs of our Annual Meeting and conserving natural resources.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting in person, please read the Proxy Statement and then vote by Internet, telephone or e-mail as promptly as possible.  Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Randall K. Fields
RANDALL K. FIELDS Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

November 20, 2023

Date and Time	November 20, 2023 at 9:00 A.M., Mountain Time.

Place	Our corporate offices, located at 5282 South Commerce Drive, Suite D292, Murray, Utah 84107.

Items of Business	1.

Election of the four director nominees named in the accompanying proxy statement (the “Proxy Statement”), each for a term of one year expiring at the Company’s 2024 annual meeting of shareholders or until their respective successors are duly elected and qualified;

	2.	Approval of the 2023 Omnibus Equity Incentive Plan (“2023 Plan”);

	3.	Approval of the 2023 Employee Stock Purchase Plan (“2023 ESPP”);

	4.	Ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2024; and

	5.	To transact other business that may properly come before the Company’s 2023 annual meeting of shareholders (the “Annual Meeting” or, the “Meeting”) or any adjournments or postponements thereof.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	September 28, 2023 (the “Record Date”).

Only holders of record of our common stock, par value $0.01 per share (“Common Stock”), and/or Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred”), as of the Record Date are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission	You are invited to attend the Annual Meeting if you are a shareholder of record or a beneficial owner of shares of the Company’s Common Stock or Series B Preferred as of the Record Date.

Availability of Proxy Materials	The Company’s proxy materials and the Annual Report on Form 10-K for the year ended June 30, 2023 are also available on the internet at: www.iproxydirect.com/PCYG.

Voting

If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the proxy card. Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by following the instruction on the Notice of Internet Availability of Proxy Material you received in the mail so that your shares may be represented and voted at the Annual Meeting. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Edward L. Clissold
Murray, Utah October 3, 2023	EDWARD L. CLISSOLD General Counsel and Corporate Secretary

PARK CITY GROUP, INC.

5282 South Commerce Drive, Suite D292

Murray, Utah 84107

(435) 645-2000

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Park City Group, Inc., a Nevada corporation (the “Company”, “we”, “us” and “our”), for use at our upcoming 2023 Annual Meeting of Shareholders (the “Annual Meeting”, or the “Meeting”) to be held on November 20, 2023 at 9:00 A.M. Mountain Time, and at any adjournment or postponement thereof, at our corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah 84107.

We have elected to provide access to this year’s proxy materials primarily over the Internet, under the Securities and Exchange Commission’s (the "SEC") “notice and access” rules. On or about October 4, 2023, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our shareholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this proxy statement (“Proxy Statement”), our Annual Report on Form 10-K for the year ended June 30, 2023 (“Annual Report”) and how to submit your vote via the Internet, telephone and/or e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: http://www.iproxydirect.com/PCYG.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting were summarized in the Notice and are described in more detail throughout this Proxy Statement.  As of September 28, 2023 (the “Record Date”), we had 18,175,480 shares of our common stock, par value $0.01 per share (“Common Stock”), outstanding, and 625,375 shares of our Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred”), outstanding, each of which are entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share of Common Stock held, and each holder of Series B Preferred is entitled to 2.5 votes per share of Series B Preferred held as the Record Date. As of the Record Date, outstanding shares represented 19,738,917 votes, consisting of 18,175,480 attributable to Common Stock and 1,563,437 attributable to Series B Preferred.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of a majority of the voting power must be present, either in person or by properly executed proxy, regardless of whether the proxy has authority to vote on any matter. If a quorum is not present at the scheduled time of the Annual Meeting, the shareholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

No.	Proposal

1.

Election of Directors. The four director nominees who receive the greatest number of votes cast at the Annual Meeting by shares present, either in person or by proxy, and entitled to vote will be elected.

2.	Approval of the Company’s 2023 Omnibus Equity Incentive Plan. Our Board unanimously approved the Company’s 2023 Omnibus Equity Incentive Plan (the “2023 Plan”) on August 29, 2023. A copy of the 2023 Plan is attached to this Proxy Statement as Appendix A. The affirmative “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is necessary for approval of this proposal.

3.	Approval of the Company’s 2023 Employee Stock Purchase Plan. Our Board unanimously approved the Company’s 2023 Employee Stock Purchase Plan (the “2023 ESPP”) on August 29, 2023. A copy of the 2023 ESPP is attached to this Proxy Statement as Appendix B. The affirmative “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is necessary for approval of this proposal.

4.

Ratification of Appointment of Auditors. To ratify the appointment of Haynie & Company as our independent auditors for the fiscal year ending June 30, 2024, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this proposal.

Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law, abstentions and broker non-votes are not counted as votes cast on an item and therefore will not affect the outcome of any proposal presented in this Proxy Statement, although they are counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) “FOR” the election of the four director nominees identified in this Proxy Statement, each of whom has been nominated by our Board; (ii) “FOR” the adoption of the 2023 Plan; (iii) “FOR” the adoption of the 2023 ESPP; (iv) “FOR” ratification of the appointment of Haynie & Company as our independent auditors for fiscal year ending June 30, 2024; and (v) at the discretion of the proxy holders, on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by submission to our Corporate Secretary at our corporate offices at 5282 South Commerce Drive, Suite D292, Murray, Utah, 84107, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of proxy materials, any requested copies of this Proxy Statement and our Annual Report, form of proxy, as well as any additional solicitation materials that may be furnished to our shareholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Company’s Articles of Incorporation, as amended (“Charter”), and Amended and Restated Bylaws (“Bylaws”) provide that our Board will consist of no less than one director, and that upon a change in the number of directors, any newly created or eliminated directorships will be apportioned by the remaining members of the Board or by shareholders.

Our Board currently consists of four directors. Each of the director nominees identified below has confirmed that he is able and willing to serve as a director if elected. If any of the director nominees become unable or unwilling to serve, your proxy will be voted for the election of a substitute director nominee recommended by the current Board.

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Randall K. Fields, Robert W. Allen, Ronald C. Hodge and Peter J. Larkin for election at the Meeting, each to serve for one-year terms until our 2024 annual meeting of shareholders or until his successor is duly elected and qualified.

Please see “Directors” below for more information, including background information, business experience, and the Nominating and the Corporate Governance Committee’s recommendation of each director nominee.

Required Vote and Recommendation

Directors are elected by a plurality vote of the shares present or represented by proxy and entitled to vote at the Annual Meeting. The four director nominees receiving the highest number of affirmative votes will be elected. Accordingly, under Nevada law, our Charter and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director nominee. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the nominees.

The Board recommends that shareholders vote “FOR” the election of Messrs. Fields, Allen, Hodge and Larkin.

DIRECTORS

The sections below set forth certain information regarding the director nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s Named Executive Officers.

Director Nominee, Title	Age
Randall K. Fields – Chairman, President and Chief Executive Officer	76
Robert W. Allen – Independent Director	80
Ronald C. Hodge – Independent Director	75
Peter J. Larkin – Independent Director	69

Randall K. Fields founded the Company in 1990 and has been the Chairman of the Board, President and Chief Executive Officer of the Company since its inception and is responsible for the strategic direction of the Company. Mr. Fields also serves as the Company’s Chief Operating Officer and Head of Sales. Mr. Fields co-founded Mrs. Fields Cookies with his then wife, Debbi Fields, in 1977. He served as Chairman of the Board of Mrs. Fields Cookies from 1978 to 1990. In the early 1970’s, Mr. Fields established Fields Investment Group, a financial and economic consulting firm. Mr. Fields received a Bachelor of Arts degree and a Master of Arts degree from Stanford University, where he was Phi Beta Kappa, Danforth Fellow, and National Science Foundation Fellow.

As the founder of the Company, Mr. Fields’ expertise in the Company’s industry and markets, his extensive sales, marketing and technical background, and his expansive business experience allow him to bring a unique understanding of the industries and markets in which the Company operates, as well as an entrepreneurial vision to the Company and the Board.

Robert W. Allen joined the Board in October 2007. Mr. Allen is a seasoned executive with many years of prior experience in positions such as Chairman, President, and Chief Executive Officer of businesses ranging in size from $200 million to $2.5 billion. Mr. Allen has over thirty years of experience in the dairy industry, most notably as a catalyst for developing companies and a turn-around agent for troubled companies or divisions. Mr. Allen was Chief Executive Officer of Tuscan Lehigh Dairies from July 1994 to December 1998, where he established a leadership team that repositioned the company and developed a position in the marketplace for the branding of its products. Prior to this, from September 1991 to April 1994, he served as Executive Vice President of Borden, Inc., where he was recruited to turn around the largest and most troubled division of the company. He is also a past Chair of Kid Peace International, a $160 million non-profit agency assisting children in crises.

Mr. Allen’s years of experience in an area of growth for the Company, the dairy industry, as well as his extensive experience developing and managing companies in senior executive roles, add significant value to the Company and its Board of Directors in assessing challenges in one of its growth markets, and in addressing organizational and development issues facing the Company.

Ronald C. Hodge joined the Board in February 2013. Mr. Hodge was an advisor to Delhaize America, LLC, a role he transitioned into following his time as Delhaize America’s Chief Executive Officer from March 2011 to October 2012. Prior to Delhaize America, Mr. Hodge served as Executive Vice President of Delhaize Group and Chief Executive Officer of Hannaford Bros. Co. He joined Hannaford in 1980 and served in various executive roles, including Vice President and General Manager of Hannaford’s New York Division, Senior Vice President of Retail Operations, Executive Vice President of Sales and Marketing, and Executive Vice President and Chief Operating Officer. He became President of Hannaford in December 2000 and Chief Executive Officer in 2001. While leading the start-up of Hannaford’s entry into upstate New York, Mr. Hodge was elected Chairman of the New York State Food Merchant’s Association and served on several Community Agency Boards of Directors. He chaired the Northeastern New York United Way Campaign in 1995 and was selected as the New York Capital Region’s Citizen of the Year in 1996. Mr. Hodge holds a Bachelor of Science degree in business administration from Plymouth State College in New Hampshire.

Mr. Hodge’s 38 years of management experience in the grocery industry, including leading the successful expansion of Hannaford Bros. Co., provides the Company with valuable industry knowledge and insight as the Company continues to grow its scan-based technologies to a growing client base.

Peter J. Larkin joined the Board in August 2019. Mr. Larkin is the former President and Chief Executive Officer of the National Grocers Association (“NGA”), a national trade association representing the retail and wholesale grocers that comprise the independent sector of the food distribution industry, and the not-for-profit NGA Foundation where he served from 2010 until his resignation effective September 1, 2019. Prior to that, Mr. Larkin served as President of Larkin Public Affairs from 2007 to 2010, as President and Chief Executive Officer for the California Grocers Association from 1996 to 2007 and in several positions within the food service industry in state and governmental affairs between 1976 to 1988, including serving as Vice President of State Government Relations and Environmental Affairs with the Food Marketing Institute from 1989 to 1996. Mr. Larkin holds a B.A. degree in Political Science from the University of Vermont and has served as a director and advisory board member with various industry-related companies and organizations throughout his career spanning over four decades.

Mr. Larkin provides the Board with valuable industry insight stemming from his extensive career representing retail and wholesale grocers, including an understanding of matters unique to independent grocers.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or director nominee during the past ten years.

Director Compensation

Currently, each of our non-executive directors, consisting of Messrs. Allen, Hodge and Larkin, receive an annual retainer of $75,000 for their service on the Board, which retainer is payable in either cash or shares of Common Stock in quarterly installments, at the Company’s discretion. During the year ended June 30, 2023, the Company elected to pay director fees to two non-executive directors in shares of Common Stock and one non-executive director in cash.

In addition to the annual retainer, any newly appointed outside independent directors to the Board receive a one-time grant of $150,000, payable in shares of the Company’s restricted Common Stock, calculated based on the market value of the shares of Common Stock on the date of grant. The shares vest ratably over a five-year period.

The following table provides information regarding 2023 compensation paid to non-employee directors. Information regarding executive compensation paid to Mr. Fields during the year ended June 30, 2023 is reflected in the Summary Compensation table below under “Executive Compensation” of this Proxy Statement.

Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Total ($)
Robert W. Allen	$75,000	-	$75,000
Ronald C. Hodge	$75,000	-	$75,000
Peter J. Larkin (2)	$75,000	-	$75,000

(1)

Amounts reported in this table represent the amounts earned by each non-employee director for their service on the Company’s Board during the year ended June 30, 2023, of which two directors were paid in shares of Common Stock and one was paid in cash. The amounts in this column represent the aggregate grant date fair value of the shares of Common Stock issued to each non-employee director in fiscal 2021, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(2)

Mr. Larkin was appointed to the Board in August 2019, at which time he received a one-time grant of $150,000 worth of Common Stock, which shares vest ratably over a five-year period beginning on the one-year anniversary of the grant date. Accordingly, 19,801 shares of Common Stock were vested as of September 28, 2023. The remaining 4,951 shares of Common Stock will vest ratably over the remaining year.

GOVERNANCE AND BOARD MATTERS

Term of Office

The Company’s Charter provides for a Board comprised of one class of directors. Directors serve from the time they are duly elected and qualified until the conclusion of the next annual meeting of shareholders or their earlier death, resignation, or removal from office.

Director Independence

The Board has determined that all of its members, other than Mr. Fields, who serves as the Company’s President and Chief Executive Officer, are “independent” within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market Rules, and the Securities and Exchange Commission (the “SEC”) rules regarding independence.

Director Nomination Process

The Nominating and Corporate Governance Committee of the Board identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board who possess the skills and experience that are relevant to our business and are willing to continue service are considered for re-election. Additionally, the Nominating and Corporate Governance Committee endeavors to take into consideration the appropriate balance of the value that the existing members of the Board provide in continuing their service to the Board in addition to the new perspective that new directors may bring to the Board. Nominees for director are selected by a majority of the members of the Board. Although the Company does not have a formal policy on Board diversity, in considering the suitability of director nominees, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in the grocery industry, business, finance, administration or public service, the relevance of a potential nominee’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a potential nominee would be a desirable addition to the Board and/or any committees of the Board.

The Nominating and Corporate Governance Committee and the Board may consider recommendations for director candidates that are submitted by shareholders, provided such nominations are submitted in accordance with the procedure set forth in our Bylaws. The Nominating and Corporate Governance Committee will evaluate shareholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources.

Code of Ethics and Business Conduct

The Company’s Code of Ethics and Business Conduct is posted at the Company’s website located at www.parkcitygroup.com.

The Role of the Board in Risk Oversight

The Board’s role in the Company’s risk oversight process includes reviewing and discussing with members of management areas of material risk to the Company, including strategic, operational, financial and legal risks. The Board, as a whole, primarily deals with matters related to strategic and operational risk. The Audit Committee deals with matters of financial and legal risk. The Compensation Committee addresses risks related to compensation and other related matters. The Nominating and Governance Committee manages risks associated with Board independence and corporate governance. Committees report to the full Board regarding their respective considerations and actions.

The Board’s Leadership Structure

Our Board has discretion to determine whether to separate or combine the roles of Chairman of the Board and Chief Executive Officer. Our founder, Mr. Fields, has served in both roles since 2001, and our Board continues to believe that his combined role is most advantageous to the Company and its shareholders. Our technology has its genesis in the operations of Mrs. Fields Cookies, co-founded by Mr. Fields, and Mr. Fields possesses in-depth knowledge of the issues, opportunities and risks facing us, our business and our industry and is best positioned to fulfill the Chairman’s responsibility to develop meeting agendas that focus the Board’s time and attention on critical matters and to facilitate constructive dialogue among Board members on strategic issues.

In addition to Mr. Fields’ leadership, the Board maintains effective independent oversight through a number of governance practices, including, open and direct communication with management, input on meeting agendas, and regular executive sessions.

Meetings And Committees of The Board

The Board met four times and acted four times by unanimous written consent during the fiscal year ended June 30, 2023. The current committees of the Board are the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the Company’s directors who served during fiscal 2023 attended or participated in no less than 75% or more of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which such director served as a member during fiscal 2023. Directors are not required to attend the Company’s annual meeting of shareholders.

The following table represents the current composition of each committee of the Board and meetings held during the fiscal year ended June 30, 2023:

Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Randall K. Fields	-	-	-
Robert W. Allen	X	CC	-
Ronald C. Hodge	CC	X	X
Peter J. Larkin	X	-	CC
Meetings Held in Fiscal 2023	4	1	1

CC – Committee Chair X – Member

Audit Committee. Pursuant to the Company’s Audit Committee Charter, the Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management. The current members of the Audit Committee are Messrs. Hodge, Allen and Larkin each of whom are non-executive members of our Board. Mr. Hodge also serves as the Audit Committee Chair and Mr. Allen is the designated Audit Committee financial expert, as that term is defined under SEC rules implementing Section 407 of the Sarbanes Oxley Act of 2002 (“SOX”), and possesses the requisite financial sophistication, as defined under applicable rules. We believe the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with, the applicable requirements of the NASDAQ Stock Market Rules, SOX and SEC rules and regulations.

Compensation Committee. Pursuant to the Company’s Compensation Committee Charter, the Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan. During the year ended June 30, 2023, the Compensation Committee consisted of Messrs. Allen and Hodge with Mr. Allen also serving as Compensation Committee Chair. We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complied with, the applicable requirements of the NASDAQ Stock Market Rules, SOX and SEC rules and regulations during the year ended June 30, 2023, and will continue to do so in future periods.

Nominating and Corporate Governance Committee. Pursuant to the Company’s Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The current members of the Nominating and Corporate Governance Committee are Messrs. Hodge and Larkin. Mr. Larkin also serves as Nominating and Corporate Governance Committee Chair. We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with, the applicable requirements of the NASDAQ Stock Market Rules, SOX and SEC rules and regulations.

Board Diversity

The table below provides certain information with respect to the composition of our Board. Each of the categories listed in the table has the meaning ascribed to it in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (As of October 3, 2023)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	—	4	—	—
Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1*

* Did not disclose with respect to LGBTQ+ background.

Board Diversity Matrix (As of October 4, 2022)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	—	4	—	—
Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1*

* Did not disclose with respect to LGBTQ+ background.

Disclosure Pursuant to Rule 5605(f)(3) of the Nasdaq Listing Rules

Rule 5605(f)(2)(B) of the Nasdaq Listing Rules requires us to have, or to explain why we do not have, at least two members of our Board of Directors who are “Diverse” directors, at least one of whom self-identifies as “Female,” subject to transition periods specified by Rule 5605(f)(7) of the Nasdaq Listing Rules. For purposes of Rule 5605(f)(2)(B), the term “Diverse” means an individual who self-identifies as one or more of Female, LGBTQ+, or an underrepresented individual based on national, racial, ethnic, indigenous, cultural, religious or linguistic identity in the country of our principal executive offices; and the term “Female” means an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth.

Rule 5605(f)(7) of the Nasdaq Listing Rules requires us to have, or explain why we do not have, (i) by December 31, 2023, at least one Diverse director and (ii) by December 31, 2025, at least two Diverse directors, at least one of whom self-identifies as Female.

As of the date of this Proxy Statement, our Board of Directors has determined that we will satisfy the requirements of Rule 5605(f)(2)(B) of the Nasdaq Listing Rules by explaining why we will not have any Diverse directors by either December 31, 2023 or December 31, 2025. We acknowledge and support the general principles behind the diversity objectives set forth in Rule 5606(f)(2)(B) of the Nasdaq Listing Rules. However, the Company’s Board does not believe achieving Nasdaq’s diversity objectives are feasible given the Company’s current circumstances. We believe that the current composition of our Board is suitable for the current scale of and goals for our business and operations. Most members of our Board have served as our directors for a number of years and all incumbent directors are familiar with our Company’s history and business operations; provide us with a variety of personal, professional and industry backgrounds, with appropriate experience and skill sets. We intend to continually assess our industry and the status of our business and may decide in the future, should future circumstances make it appropriate, to seek to meet the diversity objectives contemplated by Rule 5606(f)(2)(B) of the Nasdaq Listing Rules.

Shareholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

Park City Group, Inc.

c/o Corporate Secretary

5282 South Commerce Drive, Suite D292

Murray, Utah 84107

You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. Our Corporate Secretary will review any communication received from a shareholder, and all material and appropriate communications from shareholders will be forwarded to the appropriate director(s) or committee of the Board based on the subject matter.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers and significant employees:

Executive Officer	Age	Title
Randall K. Fields	76	Chairman, President and Chief Executive Officer
John R. Merrill	53	Chief Financial Officer
Edward L. Clissold	67	General Counsel and Corporate Secretary

The executive officers and significant employees named above were appointed by the Board, each to serve in such position until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

Executive Officers

Randall K. Fields Please see Mr. Fields’ biography under the “Directors” section of this Proxy Statement.

John R. Merrill joined the Company in May 2019 and currently serves as the Company’s Chief Financial Officer. Mr. Merrill has held a variety of financial roles within public and private organizations including United Health Group, Clear Channel, IMG, and Sports Authority.  Most recently, Mr. Merrill served as Chief Financial Officer of 360 Touch Advertising from 2016 to 2018, as Chief Financial Officer of Track Group, Inc. (OTCQX: TRCK) from 2014 to 2016, and as a merger and acquisition consultant for UnitedHealth Group (NYSE: UNH) from 2010 to 2014. In addition, Mr. Merrill previously served as the Company’s Chief Financial Officer from 2006 to 2010.  Mr. Merrill began his career with KPMG and holds a Bachelor’s and Master’s degrees in Accounting from the University of South Florida.

Edward L. Clissold joined the Company in March 2002 and currently serves as the Company’s General Counsel and Corporate Secretary. Mr. Clissold previously served as the Company’s Chief Financial Officer from August 2012 until September 2015. Prior to his time with the Company, Mr. Clissold served as General Counsel for Mrs. Fields Cookies from August 1987 to April 1995 and was also in private practice. Mr. Clissold holds a Bachelor’s degree in Finance from the University of Utah and a Juris Doctorate from Brigham Young University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table set forth below reflects certain information about the compensation paid or accrued during the years ended June 30, 2023 and 2022 to our Chief Executive Officer and our executive officers, other than our Chief Executive Officer, who were serving as an executive officer as of June 30, 2023, and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	All Other Compensation ($)(4)		Total ($)
Randall K. Fields	2023	1,034,869	(2)	500,000	(3)	-	130,816	(4)	1,665,685
Chief Executive Officer and Chairman of the Board	2022	1,039,198	(2)	200,000	(3)	295,000	130,816	(4)	1,665,014

John R. Merrill	2023	275,000		165,625		48,200	-		488,825
Chief Financial Officer	2022	225,000		84,375		-	-		309,375

Edward L. Clissold	2023	217,245		-		-	-		217,245
General Counsel and Corporate Secretary	2022	214,255		-		-	-		214,255

(1)

Stock awards consist solely of shares of restricted Common Stock. Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the compensation costs recognized by the Company during the fiscal years for stock awards as determined pursuant to FASB ASC 718.

(2)	On July 1, 2019, the Company and Mr. Fields and Fields Management, Inc. (“FMI”), a management company wholly owned by Mr. Fields, entered into an amended Employment Agreement and an amended Service Agreement, respectively. See “Employment Agreements” below for a more detailed description of Mr. Fields’ amended Employment Agreement and FMI’s amended Service Agreement. $924,060 of Mr. Fields’ cash compensation during each of 2023 and 2022 was paid to FMI pursuant to the terms and conditions of the Service Agreement in effect during the applicable period.

(3)

The terms and conditions of the amended Employment Agreement by and between Mr. Fields and the Company, first dated June 30, 2013, as amended, provide for an incentive bonus to be paid to Mr. Fields at the discretion of the Compensation Committee and upon approval by the Board, based upon the Company’s achievement of certain performance goals. Upon recommendation of the Compensation Committee, the Board approved a bonus to Mr. Fields for performance in the amount of $500,000 for the year ending June 30, 2023, and in the amount of $200,000 for the year ending June 30, 2022. The amounts granted reflect successful completion of certain business objectives.

(4)

These amounts include premiums paid on life insurance policies of $73,416 for each of 2023 and 2022, respectively; computer related expenses of $6,000 for each of 2023 and 2022; Company car related expenses of $14,400 for each of 2023 and 2022; medical premiums of $25,000 for each of 2023 and 2022; and reimbursement for certain accounting services of $12,000 for each of 2023 and 2022.

Employment Arrangements

Fields Employment Agreement

The Company has an Employment Agreement with Randall K. Fields, first dated June 30, 2013 and subsequently amended July 1, 2022, (the “Fields Employment Agreement”), pursuant to which Mr. Fields is employed by the Company in the position of Sales Department Manager through June 30, 2027 for annual compensation of $50,000, subject to annual increases equal to 75% of the Company’s percentage annual revenue growth beginning in the 2014 fiscal year.  Mr. Fields may also be eligible for an annual incentive bonus, awarded at the discretion of the Compensation Committee.

The Company also has a Services Agreement with Fields Management, Inc. (“FMI”), first dated June 30, 2013, and subsequently amended on July 1, 2022, to provide certain executive management services to the Company, including designating Mr. Fields to perform the functions of President and Chief Executive Officer for the Company through June 30, 2027 (the “Services Agreement”). Pursuant to the Services Agreement, FMI is paid an annual base fee of $500,000, subject to annual increases equal to 75% of the Company’s percentage annual revenue growth beginning in the 2014 fiscal year. FMI may also be eligible for an annual incentive bonus, awarded at the discretion of the Company’s Board.

FMI also receives: (i) up to $1,200 per month for reimbursement of vehicle expenses; (ii) an annual computer equipment allowance of up to $6,000; (iii) 600,000 shares of the Company’s Common Stock, subject to a pro-rata 10-year vesting schedule; and (iv) a retirement annuity or other bonus award to be developed within six months of the effective date. The Company also maintains and pays the premiums for a $5.0 million life insurance policy in the name of Mr. Fields, with the beneficiary to be designated by Mr. Fields at his sole discretion.

Merrill Employment Agreement

On September 6, 2022, the Company and John Merrill entered into an employment agreement (the “Agreement”) in connection with Mr. Merrill’s continued employment as the Company’s Chief Financial Officer. Under the terms of the Agreement, Mr. Merrill shall serve as the Company’s Chief Financial Officer and Principal Accounting Officer until May 15, 2026, subject to further renewal upon agreement of the parties. In consideration for his continued service, the Agreement provides that Mr. Merrill shall (i) be paid a base salary of $22,917 per month, or $275,000 annually (“Base Salary”); (ii) be entitled to a discretionary bonus equal to 50% of his Base Salary, payable quarterly, based on the achievement of personal and Company objectives to be determined by the Chairman of the Board of Directors; and (iii) be granted 50,000 restricted shares of the Company’s Common Stock with a grant date of May 16, 2022 (“Grant Date”), which shares shall vest pro-rata over a five year period beginning on the first anniversary of the Grant Date.

Outstanding Equity Awards at Fiscal Year-End

The following table generally sets forth the number of outstanding equity awards that have not been earned or vested or that have not been exercised for each of the Named Executive Officers as of June 30, 2023.  No other equity awards otherwise reportable in this table have been granted to any of our Named Executive Officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Randall K. Fields	-	-	-	-	776,744	$7,837,347
Chairman, President and Chief Executive Officer
John R. Merrill	-	-	-	-	40,000	$403,600
Chief Financial Officer
Edward L. Clissold	-	-	-	-	-	-
General Counsel and Corporate Secretary

(1)	Market value based on the closing market price of $10.09 of the Company’s Common Stock on June 30, 2023, as reported on the NASDAQ Capital Market.

Description of Equity Compensation Plans

The following table sets forth information as of June 30, 2023 with respect to compensation plans under which shares of the Company’s Common Stock may be issued:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	-	843,384
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	843,384

Second Amended and Restated 2011 Stock Incentive Plan	In January 2013, the Board approved the Second Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”), which 2011 Plan was approved by shareholders on March 29, 2013. The 2011 Plan was subsequently amended by the Board on October 30, 2015 and August 3, 2017 to increase the number of shares available for issuance. Under the terms of the 2011 Plan, officers, key employees, consultants and directors of the Company are eligible to participate. The maximum aggregate number of shares that may be granted under the 2011 Plan is 1,250,000 shares. Our Compensation Committee administers the 2011 Plan, and may grant incentive stock options, non-qualified stock options and/or restricted stock awards to eligible recipients, as defined in the 2011 Plan. The 2011 Plan terminated at midnight on April 1, 2023. In addition, the Board may, at any time and without shareholder approval, terminate or amend the 2011 Plan to increase the number of shares of Common Stock available for issuance.

Second Amended and Restated 2011 Employee Stock Purchase Plan	In January 2013, the Board approved the Second Amended Employee Stock Purchase Plan (the “ESPP”), which ESPP was approved by shareholders on March 29, 2013. The ESPP was subsequently amended by the Board on October 30, 2015, August 3, 2017, and March 17, 2021 to increase the number of shares available for issuance. The ESPP provides every full-time and part-time employee of the Company an opportunity to acquire and expand their equity interest in the Company by giving each participating employee the opportunity to purchase shares of Common Stock at a discount from fair market value. Additionally, the ESPP may also be used to issue shares of Common Stock in lieu of cash compensation. The ESPP is administered by the Compensation Committee.

401(k) Retirement Plan

The Company offers an employee benefit plan under Benefit Plan Section 401(k) of the Code. The Company utilizes ADP Retirement Services as its administrator and trustee of the Company’s 401(k) plan. Employees who have attained the age of 18 are immediately eligible to participate. The Company, at its discretion, may match employees’ contributions at a percentage determined annually by the Board. The Company does not currently match contributions.

Indemnification for Securities Act Liabilities

Nevada law authorizes, and the Company’s Amended and Restated Bylaws provide for, indemnification of the Company’s directors and officers against claims, liabilities and amounts paid in settlement, and expense in a variety of circumstances. Indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise. However, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

Related Party Transactions

During the year ended June 30, 2023, the Company continued to be a party to a Service Agreement with Fields Management, Inc. (“FMI”), pursuant to which FMI provided certain executive management services to the Company, including designating Mr. Fields to perform the functions of President and Chief Executive Officer for the Company. Mr. Fields, FMI’s designated Executive, who also serves as the Company’s Chairman of the Board of Directors, controls FMI. During each of the fiscal years ended June 30, 2023 and 2022, the Company paid FMI $924,060 under the terms of the Service Agreement. The Company had no payables to FMI on June 30, 2023 and 2022, respectively, under the Service Agreement.

Policy and Procedures Governing Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

The SEC rules define a related party transaction to include any transaction, arrangement or relationship which: (i) we are a participant; (ii) the amount involved exceeds $120,000; and (iii) executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our Common Stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Stock had or will have a direct or indirect material interest.

Although we do not maintain a formal written procedure for the review and approval of transactions with such related persons, it is our policy for the disinterested members of our Board to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a legitimate business purpose for us and be on terms that are fair and reasonable to us and our shareholders and as favorable to us and our shareholders as would be available from non-related entities in comparable transactions.

All related party transactions must be disclosed in our applicable filings with the SEC as required under SEC rules.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Act requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock (collectively, “Reporting Persons”) to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. The Reporting Persons are also required by SEC rules to furnish us with copies of all reports that they file pursuant to Section 16(a).

Based solely on review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during the fiscal year ended June 30, 2023, and that such filings were timely.

PAY VERSUS PERFORMANCE

The following table presents certain information regarding compensation paid to the Company’s Principal Executive Officer (“PEO”) and other Named Executive Officers (“Other NEOs” or “Non-PEOs”), and certain measures of financial performance, for the years ended June 30, 2023 and 2022. The amounts shown below are calculated in accordance with Item 402(v) of Regulation S-K. The Compensation Committee believes that the 2023 compensation decisions for the PEO and Non-PEOs are reflective of the Company’s overall operating, strategic, financial and stock price performance and thus are aligned with shareholders.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Average Summary Compensation Total for Non-PEO Named Executive Officers (2)	Value of Initial $100 Investment based on Total Shareholder Return (3)	Net Income ($)

2023	$1,665,685	$6,085,358	$471,185	$183	$5,003,845
2022	$1,665,014	$432,848	$249,812	$80	$3,416,651

(1)

Randall K. Fields served as the Company’s PEO during the fiscal years presented. The following amounts were added and deducted from the Summary Compensation Table (“SCT”) amount to determine the compensation actually paid to the PEO in accordance with SEC regulations:

Adjustments to Determine Compensation “Actually Paid”	Year Ended June 30, 2023	Year Ended June 30, 2022
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$-	$(295,000)
Deduction for Amount Reported under the “Option Awards” column in the SCT	-	-
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	-	-
Decrease for the Fair Value of Awards Granted during year that remain vested as of year-end	-	(75,000)
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	4,419,673	(862,166)
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	-	-
Total Adjustments	$4,419,673	$(1,232,166)

(2)	For the year ended June 30, 2023, John R. Merrill and Edward L. Clissold were our Other NEOs.

	Year Ended June 30, 2023	Year Ended June 30, 2022
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$(48,200)	$-
Deduction for Amount Reported under the “Option Awards” column in the SCT	-	-
Decrease for the Fair Value of Awards Granted during year that remain unvested as of year-end	-	(21,000)
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	-	-
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	227,600	-
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	56,900	(3,006)
Total Adjustments	$236,300	$(24,006)

(3)	Represents the cumulative shareholder return of a fixed investment of $100 made at the closing price of the Company’s Common Stock on June 30, 2021 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

PEO

From fiscal 2022 to fiscal 2023, compensation actually paid to the PEO increased by $5,652,510 or 1,306%. Over the same period, the Company’s Total Shareholder Return (“TSR”) increased by 50%, from $0.18 per share to $0.27 per share. Key factors that drove the increase in pay during this period were the change in fair value of unvested stock grants.

Other NEOs

From fiscal 2022 to fiscal 2023, compensation paid to the other NEOs increased by $221,373 or 89%. Over the same period, the Company’s TSR increased by 50%. Key factors that drove the increase in pay during this period were the change in fair value of unvested stock grants.

Compensation Actually Paid and Net Income

Our Company has not historically looked to net income as a performance measure for our executive compensation program. In fiscal 2023, our net income was up 40%, or $1,587,194 from fiscal 2022, and the compensation actually paid for our PEO and non-PEO NEOs increased between fiscal 2022 and fiscal 2023.

Compensation Actually Paid and Cumulative TSR

Historically we have not used financial performance measures such as TSR to align with compensation actually paid to our NEO’s. As described in more detail above, part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses and equity awards that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL NO. 2

APPROVAL OF THE 2023 OMNIBUS EQUITY INCENTIVE PLAN

General

On August 29, 2023, our Board unanimously approved our 2023 Omnibus Equity Incentive Plan (the “2023 Plan”), authorizing 400,000 shares of Common Stock available for issuance thereunder, a copy of which is attached hereto as Appendix A.

The Company’s Second Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”) terminated on April 1, 2023, and no new awards were granted under the 2011 Plan thereafter. Awards outstanding under the 2011 Plan as of the date of this Information Statement will remain subject to the 2011 Plan. Upon approval of our 2023 Plan, any shares subject to outstanding awards under the 2011 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under our 2023 Plan.

The following summary of the 2023 Plan does not purport to be complete and is qualified, in its entirety, by the specific language of the 2023 Plan, as found in Appendix A.

Key Features

Purpose. The purposes of our 2023 Plan are to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, providing those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2023 Plan will also allow us to promote greater ownership in our Company in order to align the individuals’ interests more closely with the interests of our shareholders. Awards granted under the 2023 Plan are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986 (the “Code”).

Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right “(SAR”) is ten years.

No grant of discounted stock options. The 2023 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the Common Stock on the date of grant.

No liberal share recycling. Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding options and SARs do not become available for issuance as future awards under the plan.

Limits on immediate vesting. The 2023 Plan limits the number of shares that may be vested on the grant date of an award to no more than 25% of any equity-based awards. Certain limited exceptions are permitted.

No single-trigger acceleration. Under the 2023 Plan, we do not automatically accelerate vesting of awards in connection with a change in control of the Company.

Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or other unearned awards, whether time- or performance-vesting.

Summary of the 2023 Plan

The principal features of our 2023 Plan are summarized below. The following summary of our 2023 Plan does not purport to be a complete description of all of the provisions of the 2023 Plan. It is qualified in its entirety by reference to the complete text of the 2023 Plan, which is attached to this Proxy Statement as Appendix A.

Eligibility

Awards may be granted under the 2023 Plan to officers, employees and consultants of our Company and our subsidiaries and to our non-employee directors. Incentive stock options may be granted only to employees of our Company or one of our subsidiaries.

Administration

The 2023 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The Compensation Committee may delegate its authority to the extent permitted by applicable law.

Number of Authorized Shares

A total of 400,000 shares of Common Stock are authorized for issuance under the 2023 Plan. In addition, any awards then outstanding under the 2011 Plan will remain subject to the 2011 Plan.  As of the date of this Proxy Statement, no shares of Common Stock remain authorized and available for issuance under the 2011 Plan; however, any shares then subject to outstanding awards under the 2011 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2023 Plan.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2023 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will again be available for grant under the 2023 Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the 2023 Plan:

●	the payment in cash of dividends or dividend equivalents under any outstanding award;

●	any award that is settled in cash rather than by issuance of shares of Common Stock; and

●	any awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Shares tendered or withheld to pay the option exercise price or tax withholding for any award (including restricted stock and restricted stock units) will continue to count against the aggregate number of shares of Common Stock available for grant under the 2023 Plan. In addition, the total number of shares covering stock-settled stock appreciation rights (“SARs”), or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of Common Stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the 2023 Plan.

Adjustments

If certain changes in the Common Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the Common Stock without our receipt of consideration, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities for which stock options and other stock-based awards may be made under the 2023 Plan. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs.

Types of Awards

The 2023 Plan permits the granting of any or all of the following types of awards:

●

Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the Common Stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

●

Stock Appreciation Rights (“SARs”). The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2023 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2023 Plan and any other terms and conditions determined by the Compensation Committee.

●

Performance Awards. The Compensation Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Compensation Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

Limits on Immediate Vesting

No more than 25% of any equity-based awards granted under the 2023 Plan will vest on the grant date of such award. This requirement does not apply to (i) substitute awards resulting from acquisitions or (ii) shares delivered in lieu of fully vested cash awards. In addition, the minimum vesting requirement does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

Clawback

All cash and equity awards granted under the 2023 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no consideration.

Change in Control

In the event of a change in control of the Company, the Compensation Committee may accelerate the time period relating to the exercise of any award.  In addition, the Compensation Committee may take other action, including (a) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable, (b) adjusting the terms of the award in a manner determined by the Compensation Committee to reflect the change in control, or (c) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of the award. “Change in Control” is defined under the 2023 Plan and requires consummation of the applicable transaction.

Term, Termination and Amendment of the 2023 Plan

Unless earlier terminated by the Board, the 2023 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by shareholders. The Board may amend, suspend or terminate the 2023 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, shareholder approval will be required for any amendment. The amendment, suspension or termination of the 2023 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2023 Plan generally applicable to us and to participants in the 2023 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to Us. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.

Section 409A. We intend that awards granted under the 2023 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2023 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2023 Plan until all tax withholding obligations are satisfied.

New Plan Benefits

Participation in the 2023 Plan is entirely within the discretion of the Compensation Committee. Because we cannot predict the rate at which the Compensation Committee will issue Awards or the terms of Awards granted under the 2023 Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the 2023 Plan in the future.

Required Vote and Recommendation

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the adoption of the 2023 Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the approval of our 2023 Plan.

The Board recommends that shareholders vote “FOR” the approval of the adoption of our 2023 Omnibus Equity Incentive Plan.

PROPOSAL NO. 3

APPROVAL OF THE 2023 EMPLOYEE STOCK PURCHASE PLAN

General

On August 29, 2023, our Board unanimously approved our 2023 Employee Stock Purchase Plan (the “2023 ESPP”) authorizing 50,000 shares for issuance thereunder, a copy of which is attached hereto as Appendix B.

The Company’s Second Amended and Restated 2011 Employee Stock Purchase Plan (the “2011 ESPP”) terminated on April 1, 2023, and no shares of Common Stock were issued under the 2011 ESPP thereafter. The following summary of the 2023 ESPP does not purport to be complete and is qualified, in its entirety, by the specific language of the 2023 ESPP, as found in Appendix B.

Key Features

Purpose. The purpose of the 2023 ESPP is to provide every full- and part-time employee of the Company, as well as its international development contractors, an opportunity to acquire and expand their equity interest in the Company. By giving each employee and contractor eligible to participate under the 2011 ESPP (“ESPP Participant”) the opportunity to purchase shares of Common Stock at a discount from fair market value, the 2023 ESPP attempts to align the interests of the Company’s employees with the interests of the Company and its shareholders.

ESPP Administration.   The 2023 ESPP may be administered and interpreted by the Committee and the Board of Directors.

Stock Subject to the Plan.   Under the 2023 ESPP, ESPP Participants may purchase shares of Common Stock through monthly payroll deductions at a discount to the fair market price of the Shares, as quoted on the Nasdaq Capital Market (“FMV”).  Additionally, in the discretion of the Committee, the 2023 ESPP may also provide for the issuance of Common Stock in lieu of cash compensation. 50,000 shares of Common Stock will be available for purchase under the 2023 ESPP. The Common Stock issued under the 2023 ESPP will be from authorized but unissued shares of the Company’s Common Stock.

Eligibility.   Every full- and part-time employee of the Company, as well as its international development contractors, is eligible to participate in the 2023 ESPP.  The Company currently employs 51 full-time employees, and no part-time employees.  The Company currently has 17 international development contractors eligible to participate under the 2023 ESPP.

Offering Periods and Purchase Periods.  The 2023 ESPP will be effective immediately upon shareholder approval (the “Effective Date”). The first payroll deduction will occur for the pay period ending thereafter and will terminate the date that no shares of Common Stock are available for issuance under the 2023 ESPP, or ten years from the Effective Date (the “Term”), whichever occurs first.

Each period the 2023 ESPP will be in effect during the Term will be from January 1 to June 30, and July 1 to December 31 (each, an “Offering Period”). The Company will deduct the amount determined by each ESPP Participant during each Offering Period, which amount will not exceed 15% of the amount owed to that ESPP Participant in such pay period (the “Withheld Amount”). At the end of the Offering Period (the “Issue Date”), the Company will issue shares of Common Stock in an amount equal to the total Withheld Amount divided by the average of the FMV on the first and last day of the Offering Period less 15% (the “Discount Value”). The Company will retain all Withheld Amounts until the Issue Date.

Termination or Amendment of the Plan.   The Company’s Board of Directors may, at any time and without shareholder approval, terminate or amend the 2023 ESPP, including amending the 2023 ESPP to increase the number of shares of Common Stock available for issuance.

Tax Consequences.  The 2023 ESPP is a non-qualified plan for Federal income tax purposes. Withheld Amounts during the Offering Period will be considered “after-tax” deductions. At the end of the applicable Offering Period, the Discount Value will be added to the ESPP Participant’s taxable compensation. Each year-end Form W-2 distributed to each ESPP Participant will include the Discount Value in gross income, as well as the withholding taken on the Discount Value.

New Plan Benefits – 2023 ESPP

Each of the Company’s employees participates in the 2011 ESPP, contributing Withheld Amounts ranging from 3% to 15%. However, because we cannot predict the rate of employee and/or contractor contributions or the eventual purchase price under the 2023 ESPP, it is not possible to determine the number of shares of Common Stock that will be purchased or the value of benefits that may be obtained by executive officers, other employees or contractors under the 2023 ESPP for the current fiscal year.

Required Vote and Recommendation

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the adoption of the 2023 ESPP. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the approval of our 2023 ESPP.

The Board recommends that shareholders vote “FOR” the approval of the adoption of our 2023 Employee Stock Purchase Plan.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF HAYNIE & COMPANY TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

General

Upon recommendation of the Audit Committee, the Board appointed Haynie & Company (“Haynie”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the shareholders ratify such appointment. The Board may terminate the appointment of Haynie as the Company’s independent registered public accounting firm without the approval of the Company’s shareholders whenever the Board deems such termination necessary or appropriate.

Representatives of Haynie will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

	2023	2022

Audit Fees	$179,000	$178,000
Audit-Related Fees		-
Tax Fees	12,500	12,500
All Other Fees		-
Total	$191,500	$190,500

Audit Fees

Audit fees in 2023 and 2022 relate to services rendered in connection with the audit of the Company’s consolidated financial statements.

Tax Fees

Tax fees in 2023 and 2022 include fees for services with respect to tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by Haynie in fiscal 2023 and 2022. Such procedures govern the ways in which the Audit Committee pre-approves audit and various categories of non-audit services that the auditor provides to the Company. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is to be informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management.

Required Vote and Recommendation

Ratification of the selection of Haynie as the Company’s independent auditors for the fiscal year ending June 30, 2024 requires the number of votes cast “FOR” this proposal to exceed the number of votes cast “AGAINST” this proposal. Under Nevada law, our Charter, and our Bylaws, abstentions will have no effect on the outcome of this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this proposal. However, any broker non-votes received will have no effect on the outcome of this proposal.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Haynie & Company as the Company’s independent auditors for the fiscal year ending June 30, 2024.

The Board recommends that shareholders vote “FOR” the ratification of Haynie & Company as the Company’s independent auditors for the fiscal year ending June 30, 2024.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management and Haynie, our independent registered public accounting firm, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023, as filed with the SEC on September 28, 2023. The Audit Committee has also discussed with Haynie those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16.

Haynie has also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2023.

October 3, 2023	Respectfully Submitted, MEMBERS OF THE AUDIT COMMITTEE Ronald C. Hodge, Chairman Robert W. Allen Peter J. Larkin

The information reflected above will not be deemed to be soliciting material or to be filed with the SEC, nor will such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

AND RELATED SHAREHOLDER MATTERS

The following tables set forth information regarding shares of our Series B Preferred and Common Stock beneficially owned as of September 28, 2023 by:

(i)	each of our officers and directors;
(ii)	all officers and directors as a group; and
(iii)

each person known by us to beneficially own five percent or more of the outstanding shares of our Series B Preferred and Common Stock. Percent ownership is calculated based on 625,375 shares of our Series B Preferred and 18,175,480 shares of Common Stock outstanding on September 28, 2023.

Beneficial Ownership of our Series B Preferred

Name	Series B Preferred Stock	% Ownership of Class
Robert W. Allen	79,493	13%
Riverview Financial Corp.(1)	531,432	85%
Julie Fields (1)	14,450	2%
	625,375	100%

(1)	Mr. Fields is the beneficial owner of Riverview Financial Corp. and the spouse of Mrs. Fields.

Beneficial Ownership of our Common Stock

Name	Common Stock		Common Stock Warrants Exercisable	Total Stock and Stock Based Holdings (1)	% Ownership of Class
Randall K. Fields, Chairman, President, Chief Executive Officer and Director Nominee	5,087,013	(2)	957,480	6,044,493	37%
John R. Merrill, Chief Financial Officer	514		-	514	* %
Edward L. Clissold, General Counsel and Corporate Secretary	77,048		-	77,048	* %
Robert W. Allen, Director Nominee	780,235	(3)	134,709	914,944	5%
Ronald C. Hodge, Director Nominee	563,116		7,912	571,028	3%
Peter J. Larkin, Director Nominee	57,680	(4)		57,680	* %
Officers and Directors, as a group (6 persons)	6,565,606		1,100,101	7,655,707	42%
5% Shareholder(s)
Handelsbanken Fonder AB	1,230,000	(5)		1,230,000	7%
Rice, Hall, James & Associates	1,050,641	(6)		1,050,641	6%

*Less than 1%

(1)	For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after September 28, 2023. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after September 28, 2023, are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(2)	Includes 3,682,443 shares of Common Stock held in the name of Randall K Fields, 533,643 shares of Common Stock held in the name of FMI, of which Mr. Fields is the beneficial owner; 615,260 shares of Common Stock held in the name of Riverview Financial Corp., of which Mr. Fields is the beneficial owner; 225,000 shares of Common Stock held in the name of Charitable 2010, LLC, of which Mr. Fields is the beneficial owner; and 30,667 shares of Common Stock held by Mr. Fields’ spouse, Julie Fields.

(3)	Includes 587,476 shares of Common Stock held in trust, in which Mr. Allen is the trustee.

(4)	Excludes 9,902 shares of restricted Common Stock, which are shares will not be vested within 60 days of September 23, 2023.

(5)	Based solely on Amendment No. 2 to the Schedule 13G filed by Handelsbanken Fonder AB with the SEC on January 23, 2023. The business address of Handelsbanken Fonder AB is SE-106 70, Stockholm, Sweden.

(6)

Based solely on the Schedule 13G filed by Rice Hall James & Associates, LLC with the SEC on February 14, 2023. The business address of Rice Hall James & Associates, LLC is 600 W. Broadway, Ste 1000, San Diego, CA 92101.

ADDITIONAL INFORMATION

Deadline for Receipt of Shareholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals to be presented at our 2024 Annual Meeting of Shareholders and included in our proxy statement and form of proxy relating to that Annual Meeting must be received by us at our corporate offices at 5282 South Commerce Drive, Suite D292, Murray, Utah 84107, addressed to our Corporate Secretary, not later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Pursuant to our Bylaws, shareholders who wish to submit nominees for election to the Board at our Annual Meeting and inclusion in our proxy statement and form of proxy must submit such nomination in writing to our Nominating and Corporate Governance Committee at our principal executive officers. Such writing must include information about the proposed candidate as set forth in Items 7-8 of Rule 14-a under the Exchange Act, and the Board may request further information from the proposed nominee and the shareholder making the recommendation.

Shareholder Communications with the Board

Our Board provides shareholders with the ability to send communications directly to the Board at Park City Group, Inc., Board of Directors c/o Corporate Secretary, 5282 South Commerce Drive, Suite D292, Murray, Utah, 84107. All communications received by the Corporate Secretary are relayed to the Board.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are shareholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 5282 South Commerce Drive, Suite D292, Murray, Utah 84107 or by calling (435) 645-2000. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a shareholder at a shared address to which a single copy of these documents was delivered. Shareholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the shareholders.

The Notice, mailed to shareholders on or about October 4, 2023, contains instructions on how to access our Annual Report on Form 10-K for our fiscal year ended June 30, 2023. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR E-MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

APPENDIX A

PARK CITY GROUP, INC.

2023 OMNIBUS EQUITY INCENTIVE PLAN

Park City Group, Inc., a Nevada corporation, sets forth herein the terms of its 2023 Omnibus Equity Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business operations, prospects and results of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.  On the Effective Date, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1      “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2      “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award under the Plan.

2.3      “Award Agreement” means a written agreement between the Company and a Grantee or notice from the Company or an Affiliate to a Grantee that evidences and sets forth the terms and conditions of an Award.

2.4      “Beneficial Owner” means “Beneficial Owner” as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.

2.5      “Board” means the Board of Directors of the Company.

2.6      “Change in Control” shall have the meaning set forth in Section 14.3.2.

2.7      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.8      “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.  All references in the Plan to the Board shall mean such Committee or the Board.

2.9      “Company” means Park City Group, Inc., a Nevada corporation, or any successor corporation.

2.10     “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.01 per share.

2.11    “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.12     “Effective Date” means [•], 2023, the date the Plan was approved by the Company’s stockholders.

2.13    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14   “Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.15   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16  “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17    “Grantee” means a person who receives or holds an Award under the Plan.

2.18    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19    “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.20    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22     “Option Price” means the exercise price for each share of Stock subject to an Option.

2.23    “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.24    “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.25    “Plan” means this Park City Group, Inc. 2023 Omnibus Equity Incentive Plan, as amended from time to time.

2.26    “Predecessor Plan” means the Park City Group, Inc. Amended and Restated 2016 Stock Incentive Plan (formerly, the 2008 Stock Incentive Plan).

2.27    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28    “Restricted Period” shall have the meaning set forth in Section 10.1 hereof.

2.29    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32    “SEC” means the United States Securities and Exchange Commission.

2.33    “Section 409A” means Section 409A of the Code.

2.34    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35    “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.37     “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.38    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40   “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.41   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42    “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1       General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)    designate Grantees;

(ii)   determine the type or types of Awards to be made to a Grantee;

(iii)  determine the number of shares of Stock to be subject to an Award;

(iv)  establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)   prescribe the form of each Award Agreement; and

(vi)  amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2        Clawbacks.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.3       Minimum Vesting Conditions.

Notwithstanding any other provision of the Plan to the contrary, no more than 25% of any equity-based Awards granted under the Plan shall vest on the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards and (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company; and, provided, however, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

3.4       Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5       No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6       Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.    STOCK SUBJECT TO THE PLAN

4.1       Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 400,000.  In addition, shares of Common Stock authorized and available for issuance under the Predecessor Plan on the Effective Date and/or underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2    Share Counting

4.2.1    General. Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2    Cash-Settled Awards. Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3    Expired or Terminated Awards. If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4    Payment of Option Price or Tax Withholding in Shares. The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan.  Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan for any Award (including Restricted Stock and Restricted Stock Units) by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5    Substitute Awards. In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1	Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders.  The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2	Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.    AWARD ELIGIBILITY AND LIMITATIONS

6.1	Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2	Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3	Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.    AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, consistent with the terms of the Plan.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.    TERMS AND CONDITIONS OF OPTIONS

8.1	Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2	Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3	Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5	Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6	Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to her/him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7	Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1	Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2	Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3	Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4	Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)    the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)             the number of shares of Stock with respect to which the SAR is exercised.

10.    TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1    Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units as determined by the Board. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2    Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4    Rights of Holders of Restricted Stock Units.

10.4.1            Settlement of Restricted Stock Units. Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2           Voting and Dividend Rights. Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3           Creditor’s Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6    Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.    FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.    OTHER STOCK-BASED AWARDS

12.1    Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

12.2    Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

13.    REQUIREMENTS OF LAW

13.1    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.    EFFECT OF CHANGES IN CAPITALIZATION

14.1    Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2    Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 14.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

14.3    Change in Control

14.3.1            Consequences of a Change in Control. In the event of a Change in Control of the Company, the Board, in its discretion, may, at any time an Award is granted, or at any time thereafter, (i) accelerate the time period relating to the exercise or vesting of the Award; or (ii) take one or more of the following actions, which may vary among individual Grantees: (A) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or vesting of the Award (less any applicable Option Price or SAR Exercise Price in the cash of Options and SARs); (B) adjust the terms of the Awards in a manner determined by the Board to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Awards, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (D) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options and SARs may be exercised for a limited period of time on or before a specified date fixed by the Board, after which specified date, all unexercised Options and SARs shall terminate; or (E) make such other provision as the Board may consider equitable.

14.3.2            Change in Control Defined. Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the Beneficial Ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (i) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from the Persons holding those securities immediately prior to such merger.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

14.4    Adjustments

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.    NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.    TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

16.1    Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2    Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3    Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates).  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4    Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5    Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

16.6    Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7    Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8    Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

16.9    Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

16.10  Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

16.11  Transferability of Awards.

16.11.1        Transfers in General. Except as provided in this Section 16.11, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

16.11.2              Family Transfers. If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.  For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

16.12  Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee.  Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

As approved by the Board of Directors on August 29, 2023.

As adopted by the stockholders of Park City Group, Inc. on [●], 2023.

APPENDIX B

PARK CITY GROUP, INC.

2023 EMPLOYEE STOCK PURCHASE PLAN

(Effective as of [●], 2023)

This 2023 Employee Stock Purchase Plan (“Plan”) provides employees of Park City Group, Inc. (the “Company”) with an opportunity to acquire and expand their equity interest in the Company through the purchase of the Company’s Common Stock, $0.01 par value per share (“Common Stock”). The objective of the Plan is to align the interests of the Company’s employees with the interests of the Company and its shareholders, and to develop an incentive for employees, through their efforts on behalf of the Company, to increase shareholder value.

Background

The Company adopted the 2023 Employee Stock Purchase Plan effective as of [●], 2023, authorizing 50,000 shares of Common Stock available for issuance under the Plan, effective upon shareholder approval of the Plan (the “Effective Date”).

Summary of Plan

Under the terms of the Plan, every domestic U.S. full- and part-time employee of the Company, as well as its international development contractors electing to participate in the Plan (“ESPP Participant”) shall have the ability to purchase shares of Common Stock at a discount to the fair market value of the Company’s Common Stock, as quoted on The Nasdaq Capital Market or other regulated exchange (“FMV”), through monthly payroll deductions, or otherwise as determined by the Board of Directors (“Board”) or the Compensation Committee of the Board (“Committee”).  In the discretion of the Board or Committee, the Plan may also provide for the issuance of Common Stock in lieu of cash compensation (“Payroll Replacement”).

Through an after‐tax payroll deduction, the Company shall withhold, and deduct from the semi-monthly paycheck of each ESPP Participant, the amount determined by such ESPP Participant, which amount shall not exceed fifteen percent (15%) of the gross amount due and owing such ESPP Participant in such pay period (“Withheld Amount”).  The Withheld Amount shall be directed towards the purchase of Common Stock at a fifteen percent (15%) discount to FMV, as more particularly set forth below.  In the case of Payroll Replacement, the Withheld Amount shall similarly be directed towards the purchase of Common Stock; provided, however, the Board or Committee shall determine the Withheld Amount, with the consent of the ESPP Participant.

Number of Shares Available for Issuance Under the Plan

The total number of shares of Common Stock that may be issued under the terms of the Plan is 50,000; provided, however, this Plan may be amended by the Board to increase the number of shares of Common Stock available for issuance under the Plan.

Program Terms

The effective date of the Plan shall be the Effective Date, as set forth above. The first payroll deduction shall occur for the pay period ending after the Effective Date and shall terminate on the earlier of the date that no shares of Common Stock are available for issuance under the Plan, or ten years from the Effective Date (the “Term”).

Each period for which this Plan shall be in effect during the Term shall be January 1 to June 30, and July 1 to December 31 (each, an “Offering Period”).

The Company shall deduct the Withheld Amount during each Offering Period.  At the end of the Offering Period (the “Issue Date”), the Company shall issue shares of Common Stock in an amount equal to the total Withheld Amount divided by the average of the FMV on the first and last day of the Offering Period, less 15%, (the “Discount Value”). The Company shall retain all Withheld Amounts until the Issue Date.

Payroll Deductions

The Withheld Amounts shall accumulate during the Offering Period, and shall be a percentage between three percent (3%) of gross salary and fifteen percent (15%) of the gross salary due and owing such ESPP Participant in such pay period (the “Applicable Deduction”).  ESPP Participants may modify the Applicable Deduction during the Offering Period.  The ESPP Participant shall elect or make modifications on the Company’s payroll provider’s website indicating the Applicable Deduction during the Offering Period.  The Applicable Deduction shall continue until changed by the ESPP Participant.  In the event the ESPP Participant terminates employment, all Withheld Amounts not otherwise applied to purchase shares of Common Stock under the Plan shall be refunded, without interest.

Taxes

The Plan is a non‐qualified plan for Federal income tax purposes. Withheld Amounts during the Offering Period shall be considered “after‐tax” deductions.  At the end of the applicable Offering Period, the Value Discount shall be added to the ESPP Participant’s taxable compensation. Each year-end Form W‐2 distributed to each ESPP Participant shall include the Value Discount in gross income as well as the withholding taken on the Value Discount.

Legal Statement

The Company reserves the right to modify the Plan at any time.

Current Plan Participants

Employees currently participating in a stock purchase or payroll deduction plan of the Company (“Existing Plan”) shall automatically be enrolled in the Plan according to the Applicable Deduction previously on file with the Company.  Salary shown on each ESPP Participant’s payroll checks shall return to pre‐pay reduction levels and the after‐tax deduction will be shown for the Withheld Amount.  ESPP Participants may elect to increase the Applicable Deduction at any time.

New Participants

Upon the Effective Date, the Withheld Amount to be deducted from the cash compensation paid to ESPP Participants not currently participating in an Existing Plan shall equal three percent (3%), which amount shall constitute Payroll Replacement for purposes of the Plan; provided, however, ESPP Participants may elect to decline participation or increase the Applicable Deduction at any time.

Company Website

Stock purchase amounts and Withheld Amounts are available for review on the Company’s HR web site located at https://hr.parkcitygroup.com

Adopted by the Board of Directors on August 29, 2023.

PARK CITY GROUP, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 20, 2023 AT 9:00 A.M. MST

CONTROL ID:
REQUEST ID:

The undersigned revokes all previous proxies and constitutes and appoints Randall K. Fields and Edward L. Clissold, and each of them, the true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Park City Group, Inc. (the "*Company*") which the undersigned is entitled to vote at the Company's 2023 Annual Meeting of Stockholders (the "*Annual Meeting*"), to be held at the Company's corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah on November 20, 2023 at 9:00 A.M. MST, and at any adjournment(s) or postponement(s) thereof, on the following Proposals at the Annual Meeting, each of which are more fully described in the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **(202) 521-3464.**
INTERNET:	https://www.iproxydirect.com/PCYG
PHONE:	**(866) 752-VOTE(8683)**

↓ Please ensure you fold then detach and retain this portion of this Proxy ↓

2023 ANNUAL MEETING OF THE STOCKHOLDERS OF PARK CITY GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal No. 1 →	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Election of the following Director Nominees, each to serve for a term of one year:	☐	☐	
Randall K. Fields			☐
Robert W. Allen			☐
Ronald C. Hodge			☐
Peter J. Larkin			☐

CONTROL ID:
REQUEST ID:

Proposal No. 2 →	FOR	AGAINST	ABSTAIN
Approval of the 2023 Omnibus Equity Incentive Plan ("*2023 Plan*")	☐	☐	☐

Proposal No. 3 →	FOR	AGAINST	ABSTAIN
Approval of the 2023 Employee Stock Purchase Plan ("*2023 ESPP*")	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" FOR EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4, EACH OF WHICH HAVE BEEN RECOMMENDED BY OUR BOARD, AND IN THE DISCRETION OF THE PROXY HOLDER UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2023

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholders)

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(Second Signature if held jointly)